SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported) May 24, 2004



                         DIONICS, INC.
     (Exact name of Registrant as specified in its charter)




Delaware                      001-03323              11-2166744
(State or other jurisdiction  (Commission      (I.R.S. Employer
of incorporation or           File number)       Identification
organization)                                           Number)



65 Rushmore Street
Westbury, New York                                        11590
(Address of principal                             (Postal Code)
executive offices)


Registrant's telephone number, including area code:
(516)997-7474

Item 5.   Other Events and Regulation FD Disclosure.

On May 24, 2004, Dionics, Inc. (the "Company") issued a press release announcing that it has completed negotiations and signed an Investment Agreement with Alan Gelband. A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     Exhibit 99.1   Press Release dated May 24, 2004

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DIONICS, INC.
                               (Registrant)


Dated: June 1, 2004           By:       /s/ Bernard L. Kravitz
                              Name:     Bernard L. Kravitz
                              Title:    President